UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2005

Renal Care Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27640 (Commission File Number)	62-1622383 (I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 600, Nashville, Tennessee (Address of Principal Executive Offices)	37203 (Zip Code)

(615) 345-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On April 25, 2005, Renal Care Group, Inc. (“the Company”) announced that effective May 30, 2006, Raymond M. Hakim, M.D., Ph.D., plans to resign from his duties as Senior Executive Vice President of Clinical Affairs and Chief Medical Officer. In the interim, Dr. Hakim will work with the Company to identify and recruit a new Chief Medical Officer.

Item 9.01 Financial Statements and Exhibits.

      A copy of the Company’s press release concerning Dr. Hakim’s resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAL CARE GROUP, INC.
By:	/s/ David M. Dill
David M. Dill
Executive Vice President and Chief Financial Officer

Dated: April 25, 2005

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated April 25, 2005